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                                                                    Exhibit 99.1

   THIRD AMENDMENT TO REVOLVING CREDIT, EQUIPMENT LOAN AND SECURITY AGREEMENT

THIS Third Amendment to Revolving Credit, Equipment Loan and Security Agreement (this "Amendment") amends that certain Revolving Credit, Equipment Loan and Security Agreement dated as of August 6, 2003 (the "Agreement") between TRANSACT TECHNOLOGIES INCORPORATED (the "Borrower"), and TD Banknorth N.A., a national banking association (the "Bank") as amended by a First Amendment to Revolving Credit, Equipment Loan and Security Agreement dated November 12, 2004 (the "First Amendment") and the Second Amendment to Revolving Credit, Equipment Loan and Security Agreement dated as of December 31, 2005 (the "Second Amendment") (collectively, the Agreement, the First Amendment. the Second Amendment and this Amendment and any further or other amendment shall be referred to as the "Credit Agreement") is made and entered into as of the July 31, 2006 by and between the Borrower and the Bank. Capitalized terms used herein but not defined shall have the meanings assigned to them in the Credit Agreement.

1. Amendment to Credit Agreement. In consideration of mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Bank do hereby amend the Credit Agreement as follows:

     a. The following definition contained in Exhibit 1 to the Credit Agreement is amended in its entirety to read as follows:

     "Revolving Credit Period" means the period from and including the date of this Agreement to but not including November 29, 2006.

2. Conditions to Closing. This Amendment shall be effective as of July 31, 2006 upon the completion of each of the following:

     a. Execution of this Amendment by the Borrower and the Bank and delivery of executed originals to the Bank.

     b. Update to any Schedules to the Credit Agreement not previously provided to the Bank by the Borrower.

     c. Such additional documents, certificates and other assurances that Bank or its counsel may require.


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3.   No Default; Representations and Warranties, etc. The Borrower hereby confirms that: (a) the representations and warranties of the Borrower contained in the Credit Agreement as modified hereby are true and correct in all material respects on and as of the date hereof as if made on such date (except to the extent that such representations and warranties expressly relate to an earlier date), as modified by any amendment of Schedules presented herewith; (b) the Borrower is in compliance in all material respects with all of the terms and provisions set forth in the Credit Agreement on their part to be observed or performed; and (c) after giving effect to this Amendment, no Event of Default, nor any event which with the giving of notice or expiration of any applicable grace period or both would constitute such an Event of Default, shall have occurred and be continuing.

4.   Miscellaneous.

     a. Except to the extent specifically amended hereby, the Credit Agreement, the Loan Documents and all related documents shall remain in full force and effect. Whenever the terms or sections amended hereby shall be referred to in the Credit Agreement, Loan Documents or such other documents (whether directly or by incorporation into other defined terms), such defined terms shall be deemed to refer to those terms or sections as amended by this Amendment.

     b. This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument.

     c. This Amendment shall be governed by the laws of the State of Connecticut and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment which is a sealed instrument as of the date first above written.

                                         BANKNORTH, N.A.


                                         By: /s/ James Hickson
                                             -----------------------------------
                                             James Hickson
                                         It's Vice President


                                         TRANSACT TECHNOLOGIES INCORPORATED.


                                         By: /s/ Steven A. DeMartino
                                             -----------------------------------
                                         Name: Steven A. DeMartino
                                         Title: Executive Vice President and
                                                Chief Financial Officer


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